AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

                            Dated as of May 20, 1996


                  PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the "Seller"), CITIBANK, N.A. ("Citibank"), and CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), as agent (the "Agent") for the Banks (as defined in Article I), agree as follows:

                  PRELIMINARY STATEMENTS. The Seller, Citibank and the Agent are parties to that certain Receivables Purchase Agreement, dated as of December 21, 1993 (the "Original Agreement"), pursuant to which the Seller may from time to time sell to the Banks undivided fractional ownership interests in its Receivables (referred to herein as "Receivable Interests") on the terms set forth in the Original Agreement. The parties now desire to amend and restate the Original Agreement in accordance with the terms and conditions set forth below.

                  Accordingly, the parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

                  "APA" means the asset purchase agreement (that relates to the Investor Agreement) entered into by a Bank concurrently with the Assignment and Acceptance pursuant to which it became a party to this Agreement.

DOC #1178917/6.1
                                        1

                                                 [Parallel Purchase Commitment]

                  "Agent's Account" means the special account (account number 4063- 4833) of the Agent maintained at the office of Citibank, at 399 Park Avenue, New York, New York.

                  "Assignment and Acceptance" means an assignment and acceptance agreement entered into by a Bank, an Eligible Assignee and the Agent, pursuant to which such Eligible Assignee may become a party to this Agreement.

                  "Bank Commitment" of any Bank means, (a) with respect to Citibank, $100,000,000 or such amount as reduced by any Assignment and Acceptance entered into between Citibank and other Banks; (b) with respect to a Bank that has entered into an Assignment and Acceptance, the amount set forth therein as such Bank's Bank Commitment or such amount as reduced by an Assignment and Acceptance entered into between such Bank and an Eligible Assignee, in each case as reduced (or terminated) pursuant to the next sentence. Any reduction (or termination) of the Total Commitment pursuant to the terms of this Agreement shall reduce ratably (or terminate) each Bank's Bank Commitment.

                  "Banks" means Citibank and each Eligible Assignee that shall become a party to this Agreement pursuant to Section 7.04.

                  "Capital" of any Receivable Interest means the original amount paid to the Seller for such Receivable Interest at the time of its purchase by the Banks, pursuant to this Agreement, or such amount divided or combined in accordance with Section 2.07, in each case reduced from time to time by Collections distributed on account of such Capital pursuant to Section 2.04(d); provided that if such Capital shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Capital shall be increased by the amount of such rescinded or returned distribution, as though it had not been made.

                  "Collection   Agent"   means  at  any  time  the  Person  then
authorized pursuant to the Collection Agent Agreement to administer and collect Pool Receivables.


DOC #1178917/6.1
                                        2

                                                  [Parallel Purchase Commitment]

                  "Collection Agent Agreement" means an agreement between the Seller and the Agent (and, if the Seller does not act as Collection Agent, consented to by the Collection Agent), in form and substance satisfactory to them, governing the appointment and responsibilities of the Collection Agent as to administration and collection of the Pool Receivables, and requiring the Collection Agent to perform its obligations set forth in this Agreement, as the same may be amended, supplemented or restated from time to time.

                  "Commitment Termination Date" means the earliest of (a) May 15, 1997, unless, prior to such date (or the date so extended pursuant to this clause) Citibank, in its sole discretion, shall consent to an extension of the then Commitment Termination Date, (b) the Facility Termination Date under the Investor Agreement, (c) the date determined pursuant to Section 6.01, and (d) the date the Total Commitment reduces to zero.

                  "Eligible Assignee" means CNAI, any of its Affiliates, any Person managed by Citibank, CNAI or any of their Affiliates, or any financial or other institution acceptable to the Agent.

                 "Event of Termination" has the meaning specified in Article VI.

                  "Fee Agreement" means the agreement, of even date herewith, between the Seller and the Agent relating to the fees payable by the Seller.

                  "Investor Agreement" means the Amended and Restated Receivables Purchase Agreement, dated as of May 20, 1996, among the Seller, Corporate Receivables Corporation and Citicorp North America, Inc., as Agent, as the same may, from time to time, be further amended, supplemented or restated.

                  "Original Agreement" means the Receivables Purchase Agreement among the Seller, Citibank and the Agent dated as of December 21, 1993.

                  "Percentage" of any Bank means, (a) with respect to Citibank, the percentage set forth on the signature page to this Agreement, or such amount as reduced by any Assignment and Acceptance entered into with an Eligible Assignee, or (b) with respect to a Bank that has entered into an Assignment and Acceptance, the amount set forth therein as such Bank's Percentage, or such

DOC #1178917/6.1
                                        3

                                                  [Parallel Purchase Commitment]

amount as reduced by an Assignment and Acceptance entered into between such Bank and an Eligible Assignee.

                  "Termination Date" for any Receivable Interest means the earlier of (i) that Business Day which the Seller so designates by notice to the Agent at least one Business Day in advance for such Receivable Interest and (ii) the Commitment Termination Date.

                  "Total Commitment" means $100,000,000, as such amount may be reduced pursuant to Section 2.01. References to the unused portion of the Total Commitment shall mean, at any time, the Total Commitment, as then reduced pursuant to Section 2.01(b) or pursuant to the next sentence, minus the sum of the then outstanding Capital of Receivable Interests under this Agreement and the then outstanding "Capital" of "Receivable Interests" under the Investor Agreement. Furthermore, on each day on which the Seller reduces the unused portion of (or terminates) the "Purchase Limit" under the Investor Agreement, the Total Commitment automatically shall reduce by the same amount (or so terminate).

                  "Yield" means for each Receivable Interest for any Fixed Period the result of:

                                AR x C x ED + LF
                                         --
                                         360

                  where:

                     AR     =        the Assignee Rate for such Receivable
                                     Interest for such Fixed Period

                     C      =        the Capital of such Receivable Interest
                                     during such Fixed Period

                     ED     =        the actual number of days elapsed during
                                     such Fixed Period

                     LF     =        the Liquidation Fee, if any, for such
                                     Receivable Interest for such Fixed Period;



DOC #1178917/6.1
                                        4

                                                  [Parallel Purchase Commitment]

provided that no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law; and provided, further, that Yield for any Receivable Interest shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.

                  Defined Terms Incorporated by Reference. Unless otherwise defined in this Agreement and subject to the modifications herein set forth, capitalized terms used in this Agreement or in any provisions of the Investor Agreement incorporated in this Agreement by reference shall have the meanings given to them in the Investor Agreement. Without limiting the foregoing, the defined terms "Credit and Collection Policy" and "Seller Report" are hereby incorporated by reference together with the related Schedule I and Annex A, respectively, of the Investor Agreement. All references to the "Agent" and "Agreement" in provisions of the Investor Agreement (including Schedules) incorporated in this Agreement by reference shall, without further reference, mean CNAI as Agent under this Agreement and this Agreement, respectively. Furthermore, all references in such incorporated provisions to "Collections", "Contract", "Net Receivables Pool Balance", "Pool Receivable", "Receivable Interest", "Receivables Pool" and "Related Security" shall mean the Collections, a Contract, the Net Receivables Pool Balance, a Pool Receivable, a Receivable Interest, the Receivables Pool and the Related Security under this Agreement, respectively. To the extent any word or phrase is defined in this Agreement, any such word or phrase appearing in provisions so incorporated by reference from the Investor Agreement shall have the meaning given to it in this Agreement. The incorporation by reference into this Agreement from the Investor Agreement is for convenience only, and this Agreement and the Investor Agreement shall at all times be, and be treated as, separate and distinct facilities. Incorporations by reference in this Agreement from the Investor Agreement shall not be affected or impaired by any subsequent expiration or termination of the Investor Agreement, nor by any amendment thereof or waiver thereunder unless the Agent, as Agent for the Banks, shall have consented to such amendment or waiver in writing.


DOC #1178917/6.1
                                        5

                                                  [Parallel Purchase Commitment]

                  SECTION 1.02. Accounting and Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.


                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE PURCHASES;
                             CONDITIONS OF PURCHASES

                  SECTION 2.01. Commitment. (a) On the terms and conditions hereinafter set forth, the Banks shall, ratably in accordance with their respective Bank Commitments, purchase Receivable Interests from the Seller from time to time during the period from the date hereof to the Commitment Termination Date. Under no circumstances shall the Banks be obligated to make any such purchase if, after giving effect to such purchase, the aggregate outstanding Capital of Receivable Interests, together with the aggregate outstanding "Capital" of all "Receivable Interests" under the Investor Agreement, would exceed the Total Commitment.

                  (b) The Seller may, upon at least five Business Days' notice to the Agent, terminate the facility in whole or, from time to time, reduce in part the unused portion of the Total Commitment; provided that each partial reduction shall be in the amount of at least $1,000,000 or an integral multiple thereof.

                  (c) The Agent, on behalf of the Banks which own Receivable Interests, shall have the Collections attributable to such Receivable Interests automatically reinvested pursuant to Section 2.04 in additional undivided percentage interests in the Pool Receivables by making an appropriate readjustment of such Receivable Interests.

                  SECTION 2.02. Making Purchases. (a) Each purchase shall be made on at least three Business Days' notice from the Seller to the Agent. Each such notice of a purchase shall specify (i) the amount requested to be paid to the Seller (such amount, which shall not be less than $5,000,000, being referred


DOC #1178917/6.1
                                        6

                                                  [Parallel Purchase Commitment]


to herein as the initial "Capital"  of  the  Receivable   Interest  then  being
purchased),  (ii) the date of such purchase  (which shall be a Business Day) and
(iii) the desired duration of the initial Fixed Period for the Receivable Interest to be purchased. The Agent shall notify the Seller whether the desired duration of the initial Fixed Period for the Receivable Interest to be purchased is acceptable, and the Agent shall promptly notify the Banks of the proposed purchase. Such notice of purchase shall be sent by telecopier, telex or cable to all Banks concurrently and shall specify the date of such purchase, each Bank's Percentage multiplied by the aggregate amount of Capital of the Receivable Interest being purchased, the Fixed Period for such Receivable Interest and whether Yield for the Fixed Period for such Receivable Interest is calculated based on the Eurodollar Rate (which may be selected only if such notice is given at least two Business Days prior to the purchase date) or the Alternate Base Rate.

                  (b) Prior to 2:00 P.M., New York City time, on the date of each such purchase of a Receivable Interest, the Banks, ratably in accordance with their respective Bank Commitments, shall, upon satisfaction of the applicable conditions set forth in Sections 2.11 and 2.12, make available to the Agent the amount of their respective purchases by deposit of the applicable amount in immediately available funds to the Agent's Account and, after receipt by the Agent of such funds, the Agent will cause such funds to be made available to the Seller in immediately available funds at First Security Bank of New Mexico, N.A., PNM General Fund, Account No. 651-53767-02, ABA 107000275 (or such other account as the Seller may specify by notice to the Agent from time to time).

                  (c)  Effective on the date of each  purchase  pursuant to this
Section 2.02 and each reinvestment pursuant to Section 2.04, the Seller hereby sells and assigns to the Agent, for the benefit of the Banks, an undivided percentage ownership interest, to the extent of the Receivable Interest then being purchased, in each Pool Receivable then existing and in the Related Security and Collections with respect thereto.

                  (d) Notwithstanding the foregoing, a Bank shall not be obligated to make purchases under this Section 2.02 at any time in an amount which would exceed such Bank's Bank Commitment less (in the case of any Bank other than Citibank) the amount of any purchases made by such Bank under the


DOC #1178917/6.1
                                        7

                                                  [Parallel Purchase Commitment]

APA. Each Bank's obligation shall be several, such that the failure of any Bank to make available to the Seller any funds in connection with any purchase shall not relieve any other Bank of its obligation, if any, hereunder to make funds available on the date of such purchase, but no Bank shall be responsible for the failure of any other Bank to make funds available in connection with any purchase.

                  SECTIONS 2.03 through 2.04. Incorporation by Reference. Each of Sections 2.03 through 2.04 of the Investor Agreement is hereby incorporated herein by this reference, except that each reference therein to the "Investor" shall be deemed to be a reference to the Banks.

                  SECTION 2.05. Fees. The Seller shall pay to the Agent certain fees in the amounts and on the dates set forth in the Fee Agreement.

                  SECTIONS 2.06 through 2.07. Incorporation by Reference. Each of Sections 2.06 through 2.07 of the Investor Agreement is hereby incorporated herein by this reference.

                  SECTION 2.08. Increased Costs. (a) If CNAI, any Bank or any Affiliate thereof (each an "Affected Person") determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Affected Person and such Affected Person determines that the amount of such capital is increased by or based upon the existence of any commitment to make purchases of or otherwise to maintain the investment in Pool Receivables or interests therein related to this Agreement or to the funding thereof, other commitments of the same type or under any commitments to the Investors, then, upon demand by such Affected Person (with a copy to the Agent), the Seller shall immediately pay to the Agent, for the account of such Affected Person (as a third-party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person in the light of such circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of any of such commitments. A certificate as to such amounts submitted to the Seller and the Agent by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

DOC #1178917/6.1
                                        8

                                                  [Parallel Purchase Commitment]

                  (b) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements referred to in Section 2.09) in or in the interpretation of any law or regulation or (ii) compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Bank of agreeing to purchase or purchasing, or maintaining the ownership of Receivable Interests in respect of which Yield is computed by reference to the Eurodollar Rate, then, upon demand by such Bank (with a copy to the Agent), the Seller shall immediately pay to the Agent, for the account of such Bank (as a third-party beneficiary), from time to time as specified by such Bank, additional amounts sufficient to compensate such Bank for such increased costs, to the extent that such Investor reasonably determines such increase in costs to be allocable to such agreement to purchase such Receivable Interests. A certificate as to such amounts submitted to the Seller and the Agent by such Bank shall be conclusive and binding for all purposes, absent manifest error.

                  SECTION 2.09. Additional Yield on Receivable Interests Bearing a Eurodollar Rate. The Seller shall pay to any Bank, so long as such Bank shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional Yield on the unpaid Capital of each Receivable Interest of such Bank during each Fixed Period in respect of which Yield is computed by reference to the Eurodollar Rate, for such Fixed Period, at a rate per annum equal at all times during such Fixed Period to the remainder obtained by subtracting (i) the Eurodollar Rate for such Fixed Period from (ii) the rate obtained by dividing such Eurodollar Rate referred to in clause (i) above by that percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Bank for such Fixed Period, payable on each date on which Yield is payable on such Receivable Interest. Such additional Yield shall be determined by such Bank and notice thereof given to the Seller through the Agent within 30 days after any Yield payment is made with respect to which such additional Yield is requested. A certificate as to such additional Yield submitted to the Seller and the Agent by such Bank shall be conclusive and binding for all purposes, absent manifest error.


DOC #1178917/6.1
                                        9

                                                  [Parallel Purchase Commitment]

                  SECTION 2.10. Incorporation by Reference. Section 2.10 of the Investor Agreement is hereby incorporated herein by this reference, except each reference therein to the "Investor" shall be deemed to be a reference to the Banks.

                  SECTION 2.11. Conditions Precedent. The effectiveness of the amendment and restatement of the Original Agreement is subject to the conditions precedent that the Agent shall have received the following, each in form and substance satisfactory to the Agent:

                  (a) Certified copies of the resolutions of the Board of Directors of the Seller approving this Agreement and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement.

                  (b) A certificate of the Secretary or Assistant Secretary of the Seller certifying the names and true signatures of the officers of the Seller authorized to sign this Agreement and the other documents to be delivered by it hereunder.

                  (c) Acknowledgment copies, or time-stamped receipt copies, of this Agreement, duly filed as a public utility filing with the Secretary of State of the State of New Mexico, and proper amendments to existing financing statements, duly filed on or before the date of this Agreement under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the ownership interests contemplated by this Agreement in the Receivables, Related Security and Collections.

                  (d) Acknowledgment copies, or time-stamped receipt copies, of proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Related Security or Collections previously granted by the Seller other than pursuant to the Original Agreement.

                  (e) Completed requests for information or reports of chattel searches, dated on or before the date of any purchase hereunder, listing the amendments to financing statements referred to in subsection (c) above and all other effective financing statements filed in the jurisdictions referred to in subsec tion (c) above that name the Seller as debtor, together with copies of such other financing statements (none of which shall cover any Receivables, Contracts or Related Security or Collections).

                  (f) Copies of the Order, the Rate Rider, the Tariffs and the orders, if any, of the Commission in cases Nos. 2445, 2503 and 2353, certified as true and correct by an authorized officer of the Seller, together with a copy of the order of the Commission authorizing the Seller to consummate the transactions contemplated by this Agreement.

                  (g) A favorable opinion of Keleher & McLeod, P.A., counsel for the Seller, substantially in the form of Annex B to the Investor Agreement and as to such other matters as the Agent may reasonably request.

                  (h)      The Collection Agent Agreement.

                  (i)      The Fee Agreement.

                  (j) A favorable opinion of Kaye, Scholer, Fierman, Hays & Handler, counsel for the Agent, as to such matters as the Agent may reasonably request.

                  SECTION 2.12. Conditions Precedent to All Purchases and Rein vestments. Each purchase and each reinvestment shall be subject to the further conditions precedent that

                  (a) in the case of each purchase, the Collection Agent shall have delivered to the Agent on or prior to such purchase, in form and substance satisfactory to the Agent, a completed Seller Report, dated as of the last day of the preceding calendar month, together with such additional information as may reasonably be requested by the Agent,

                  (b) on the date of such purchase or reinvestment the following statements shall be true (and acceptance of the proceeds of such purchase or reinvestment shall be deemed a representation and warranty by the Seller that such statements are then true):


DOC #1178917/6.1
                                       10

                                                  [Parallel Purchase Commitment]

                   (i) The representations and warranties contained in Article III are correct on and as of the date of such purchase or reinvestment as though made on and as of such date, and

                  (ii) No event has occurred and is continuing, or would result from such purchase or reinvestment, that constitutes an Event of Termination or that would constitute an Event of Termination but for the requirement that notice be given or time elapse or both, and

                  (c) the Agent shall have received such other approvals, opinions or documents as it may reasonably request.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 3.01. Representations and Warranties. Article III of the Investor Agreement is hereby incorporated herein by reference, except that each reference therein to the "Parallel Purchase Commitment" or to the "Investor," respectively, shall be deemed to be a reference to the Investor Agreement or to the owner of the relevant Receivable Interest, respectively.


                                   ARTICLE IV

                                    COVENANTS

                  SECTION 4.01. Covenants. Article IV of the Investor Agreement is hereby incorporated herein by reference, except that each reference therein to the "Facility Termination Date" shall be deemed to be a reference to the Commitment Termination Date.




DOC #1178917/6.1
                                       11

                                                  [Parallel Purchase Commitment]

                                    ARTICLE V

                                 INDEMNIFICATION

                  SECTION 5.01. Indemnities by the Seller. Without limiting any other rights that the Banks or the Agent or any of their respective Affiliates (each, an "Indemnified Party") may have hereunder or under applicable law, the Seller hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) (all of the foregoing being collectively referred to as "Indemnified Amounts") arising out of or resulting from this Agreement or the use of proceeds of purchases or reinvestments or the ownership of Receivable Interests or in respect of any Receivable or any Contract, excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party, (b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables or (c) any income taxes incurred by such Indemnified Party arising out of or as a result of this Agreement or the ownership of Receivable Interests or in respect of any Receivable or any Contract. Without limiting or being limited by the foregoing, the Seller shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from any of the following:

         (i)      failure  of the  Seller  to  receive  all  approvals  from the
                  Commission necessary for billing and collection of the Recoverable Amounts; any revocation, modification or challenge to or invalidity of the Order or the Rate Rider, or any other inability of the Seller to collect the Receivables (other than by reason of the financial inability of an Obligor to pay) in accordance with the provisions of the Rate Rider or any inability of the Banks to receive Collections as a result of the bankruptcy of the Seller;

         (ii) the creation of an undivided percentage interest in any Receivable which purports to be part of the Net Receivables Pool Balance but which is not at the date of the creation of such interest an Eligible Receivable or which thereafter ceases to be an Eligible Receivable;

         (iii) reliance on any representation or warranty or statement made or deemed made by the Seller (or any of its officers) under or in connection with this Agreement which was incorrect in any material respect when made;

DOC #1178917/6.1
                                       12

                                                  [Parallel Purchase Commitment]

         (iv) the failure by the Seller to comply with any law, rule or regulation applicable to the Seller with respect to any Pool Receivable or the related Contract; or the failure of any Pool Receivable or the related Contract to conform to any such applicable law, rule or regulation;

         (v) the failure to vest in any Bank or any other owner of a Receivable Interest a perfected undivided percentage ownership interest, to the extent of such Receivable Interest, in the Receivables in, or purporting to be in, the Receivables Pool and the Related Security and Collections in respect thereof, free and clear of any Adverse Claim;

         (vi) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables in, or purporting to be in, the Receivables Pool and the Related Security and Collections in respect thereof, whether at the time of any purchase or reinvestment or at any subsequent time;

         (vii) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services or relating to collection activities with respect to such Receivable (if such collection activities were performed by the Seller or any of its Affiliates acting as Collection Agent). Without in any manner limiting the Seller's indemnity obligations under this Section 5.01(vii), the Seller shall be entitled, at its election, to assume the defense of, or otherwise to contest, any such dispute, claim, offset or defense. The Indemnified Party will cooperate with the Seller, at the Seller's sole cost, in any such defense or contest undertaken by the Seller. In the event the Seller assumes such defense, or undertakes such contest, the

DOC #1178917/6.1
                                       13

                                                  [Parallel Purchase Commitment]

                  Indemnified Party shall be permitted, at its sole cost, to participate therein;

         (viii) any failure of the Seller, as Collection Agent or otherwise, to perform its duties or obligations in accordance with the provisions hereof or of the Collection Agent Agreement or to perform its duties or obligations under the Contracts;

         (ix)     any  products  liability  or other claim  arising out of or in
                  connection   with  services  which  are  the  subject  of  any
                  Contract;

         (x) the commingling of Collections of Pool Receivables at any time with other funds; or

         (xi) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of purchases or reinvestments or the ownership of Receivable Interests or in respect of any Receivable, Related Security, Contract or Collections.


                                   ARTICLE VI

                              EVENTS OF TERMINATION

                  SECTION 6.01. Events of Termination. If any of the following events (each an "Event of Termination") shall occur and be continuing:

                  (a) The Collection Agent (if the Seller or any of its Affiliates) (i) shall fail in any material respect to perform or observe any term, covenant or agreement under this Agreement or under the Collection Agent Agreement (other than as referred to in clause (ii) of this paragraph (a)) and such failure shall remain unremedied for three Business Days or (ii) shall fail to make when due any payment or deposit to be made by it under this Agreement or the Collection Agent Agreement; or

                  (b) The Seller shall fail (i) to transfer to the Agent when requested any rights, pursuant to this Agreement or the Collection Agent Agreement, which the Seller then has as Collection Agent, or (ii) to make any payment required under Section 2.04; or

DOC #1178917/6.1
                                       14

                                                  [Parallel Purchase Commitment]

                  (c) Any representation or warranty made or deemed made by the Seller (or any of its officers) under or in connection with this Agreement or any information or report delivered by the Seller pursuant to this Agreement shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered; or

                  (d) The Seller shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for ten days after written notice thereof shall have been given to the Seller by the Agent; or

                  (e) The Seller or any of its Significant Subsidiaries shall fail to pay any principal of or premium or interest on any of its Debt which is outstanding in a principal amount of at least $5,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to repay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

                  (f) Any purchase or any reinvestment pursuant to this Agreement shall for any reason (other than pursuant to the terms hereof) cease to create, or any Receivable Interest shall for any reason cease to be, a valid and perfected first priority undivided percentage interest to the extent of the pertinent Receivable Interest in each applicable Pool Receivable and the Related Security and Collections with respect thereto; or


DOC #1178917/6.1
                                       15

                                                  [Parallel Purchase Commitment]

                  (g) The Seller or any of its Significant Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Seller or any of its Significant Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Seller or any of its Significant Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this paragraph (g); or

                  (h) As of the last day of any calendar month, either the Default Ratio shall exceed 2.0% or the Delinquency Ratio shall exceed 5.0% or the Loss-to-Liquidation Ratio shall exceed 1.5%; or

                  (i) The sum of the Receivable Interests plus the "Receivable Interests" under the Investor Agreement shall for a period of five consecutive Business Days be greater than 100%; or

                  (j) There shall have occurred any event which may materially adversely affect the collectibility of the Receivables Pool or the ability of the Seller to collect Pool Receivables or otherwise perform its obligations under this Agreement or the Collection Agent Agreement; or

                  (k) The Seller's long-term public senior debt securities are not rated at least B by Standard & Poor's or B2 by Moody's Investors Service, Inc.

the Agent may, by notice to the Seller, take either or both of the following actions: (x) declare the Commitment Termination Date to have occurred (in which case the Commitment Termination Date shall be deemed to have oc curred), and (y) without limiting any right under the Collection Agent Agreement to replace the Collection Agent, designate another Person to succeed the Seller as the Collection Agent; provided that, automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice) described in paragraph (g) above, the Commitment Termination Date shall occur, the Seller (if it is then serving as the Collection Agent) shall cease to be the Collection Agent, and the Agent or its designee shall become the Collection Agent. Upon any such declaration or designation or upon any such automatic termination, the Banks and the Agent shall have, in addition to the rights and remedies which they may have under this Agreement or otherwise, all other rights and remedies provided after default under the UCC and under other applicable law, which rights and remedies shall be cumulative.


                                   ARTICLE VII

                                  MISCELLANEOUS

                  SECTION 7.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement (including, without limitation any provision of the Investor Agreement which is incorporated herein by reference) or consent to any departure by the Seller therefrom shall be effective unless in a writing signed by the Agent, as agent for the Banks (and, in the case of any amendment, also signed by the Seller), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Banks or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

                  SECTION 7.02. Notices, Etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile communication) and faxed or delivered to each party hereto at its address set forth under its name on the signature pages hereof, and if to any Bank (other than Citibank), to such Bank at its address specified in the Assignment and Acceptance pursuant to which it became a Bank, or, as to each party, at such other address as shall be designated by such party


DOC #1178917/6.1
                                       16

                                                  [Parallel Purchase Commitment]

in a written notice to the other parties hereto. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by regular mail), and notices and communications sent by other means shall be effective when received.

                  SECTION 7.03. CNAI and Affiliates. Citibank's obligation to purchase Receivable Interests under this Agreement may be satisfied by CNAI or any of its Affiliates. With respect to any Receivable Interest or interest therein owned by it, CNAI shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it were not the Agent. CNAI and its Affiliates may generally engage in any kind of business with the Seller or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Seller or any Obligor or any of their respective Affiliates, all as if CNAI were not the Agent and without any duty to account therefor to the Banks.

                  SECTION 7.04. Assignability. (a) Rights and Limitations of Banks. Each Bank may assign to any Eligible Assignee or to any other Bank all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Bank Commitment and any Receivable Interests or interests therein owned by it).

                  (b) Assignment of Rights. Citibank or any of its Affiliates may assign any of its rights (including, without limitation, rights to payment of Capital and Yield) under this Agreement to any Federal Reserve Bank without notice to or consent of the Seller or the Agent.

                  (c) The Agent. This Agreement and the rights and obligations of the Agent herein shall be assignable by the Agent and its successors and assigns.

                  (d) The Seller. The Seller may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Agent.

                  SECTION 7.05. Costs, Expenses and Taxes. (a) In addition to the rights of indemnification granted under Section 5.01 hereof, the Seller agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing


DOC #1178917/6.1
                                       17

                                                  [Parallel Purchase Commitment]

of Receivables) of this Agreement and the other documents and agreements to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent, Citibank and their respective Affiliates with respect thereto and with respect to advising the Agent, Citibank and their respective Affiliates as to their rights and remedies under this Agreement, and all costs and expenses, if any (including reasonable counsel fees and expenses), of the Agent, the Banks, or any of their respective Affiliates in connection with the enforcement of this Agreement and the other documents and agreements to be delivered hereunder.

                  (b) In addition, the Seller shall pay any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder, and agrees to save each Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

                  SECTION 7.06.  Confidentiality.  (a) Unless otherwise required by applicable law or regulation, the Seller agrees to maintain the confidentiality of this Agreement (and all drafts thereof) in communications with third parties and otherwise; provided that this Agreement may be disclosed to (i) third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Agent, and (ii) the Seller's legal counsel and auditors if they agree (which they may do orally) to hold it confidential.

                  (b) The Agent and the Banks agree to maintain the confidentiality of any information each receives from the Seller, its agents, affiliates or representatives in connection with this Agreement or any audit or otherwise (the "Confidential Information"); provided, however, that each may, in connection with an assignment or participation, disclose to the assignee or participant any information relating to the Seller, including the Receivables, furnished to such assignor by or on behalf of the Seller or by the Agent; provided that, prior to any such disclosure, the assignee or participant agrees, in a form reasonably satisfactory to the Seller, to preserve the confidentiality of any Confidential Information; and provided further that there shall be no obligation of confidentiality in respect of any Confidential Information which may be generally available to the public.

DOC #1178917/6.1
                                       18

                                                  [Parallel Purchase Commitment]

                  SECTION 7.07. Execution of Documents by Agent. Promptly following request therefor by the Seller, the Agent will execute and deliver to the Seller such amendments and supplements to, and such releases with respect to, UCC financing statements, and such other instruments and documents, as the Seller may from time to time request for the purpose of (a) stating the extent of the Banks' undivided interest in the Receivables Pool as of a stated date,
(b) identifying Receivables that are not included in, or have been excluded from, the Receivables Pool, or (c) releasing any Receivable referred to in the immediately preceding clause (b) hereof, or repurchased pursuant to Section 2.10, from any security interest or other lien created by or in connection with the transactions contemplated by this Agreement.

                  SECTION 7.08. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York (without giving effect to the conflict of laws principles thereof), except to the extent that the perfection of the interests of the Banks in the Receivables or remedies hereunder, in respect thereof, are governed by the laws of a jurisdiction other than the State of New York.

                  SECTION 7.09. Execution In Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                  SECTION 7.10. Survival of Termination. The provisions of Sections 2.08, 2.09, 5.01, 7.05 and 7.06 shall survive any termination of this Agreement.



DOC #1178917/6.1
                                       19

                                                  [Parallel Purchase Commitment]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

 SELLER:                            PUBLIC SERVICE COMPANY OF NEW MEXICO


                                    By
                                        --------------------------------------
                                        Name:
                                        Title: Treasurer

                                    Alvarado Square
                                    Albuquerque, NM  87158
                                    Attention:  Treasurer
                                    Facsimile No. (505) 848-2369

CITIBANK:                           CITIBANK, N.A.


                                    By
                                        --------------------------------------
                                        Name: Paul T. Pureka
                                        Title:  Attorney-in-Fact

                                    Commitment:  $100,000,000
                                    Percentage Interest: 100%

                                    450 Mamaroneck Avenue
                                    Harrison, NY  10528
                                    Attention: Corporate Asset Funding
                                    Facsimile No. (914) 899-7890



DOC #1178917/6.1
                                       20

                                                 [Parallel Purchase Commitment]

         AGENT:                     CITICORP NORTH AMERICA, INC.,
                                       as Agent

                                    By
                                        --------------------------------------
                                        Name: Kathy S. Simmons
                                        Title: Vice President

                                    450 Mamaroneck Avenue
                                    Harrison, NY  10528
                                    Attention:  Corporate Asset Funding
                                    Facsimile No. (914) 899-7890


DOC #1178917/6.1
                                       21

                                                 [Parallel Purchase Commitment]

                                 ACKNOWLEDGMENT





STATE OF NEW MEXICO         )
                            ) SS.
COUNTY OF BERNALILLO        )



                  This instrument was acknowledged before me on May __, 1996 by ________________ (name of officer), ________________ (title of officer) of
PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation.




                                       --------------------------
                                         Notary Public

My Commission Expires:


- ---------------------


DOC #1178917/6.1
                                       22

                                                 [Parallel Purchase Commitment]




                                 ACKNOWLEDGMENT





STATE OF NEW YORK         )
                          ) SS.
COUNTY OF NEW YORK        )



                  This instrument was acknowledged before me on May 17, 1996 by Paul T. Pureka, as Attorney-in-Fact for CITIBANK, N.A.





                                  Notary Public

                                  Renee E. Ring
                                  Notary Public of the State of New York
                                  No. 02-R14985371
                                  Qualified in New York County
                                  Commission Expires 8/12/97


DOC #1178917/6.1
                                       23

                                               [Parallel Purchase Commitment]


                                 ACKNOWLEDGMENT





STATE OF NEW YORK           )
                            ) SS.
COUNTY OF NEW YORK          )



                  This instrument was acknowledged before me on May 17, 1996 by Kathy S. Simmons, Vice President of CITICORP NORTH AMERICA, INC., a Delaware corporation.




                                  Notary Public

                                  Renee E. Ring
                                  Notary Public of the State of New York
                                  No. 02-R14985371
                                  Qualified in New York County
                                  Commission Expires 8/12/97

DOC #1178917/6.1
                                       24

                                                 [Parallel Purchase Commitment]





                                U.S. $100,000,000


                              AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT


                            Dated as of May 20, 1996


                                      Among

                      PUBLIC SERVICE COMPANY OF NEW MEXICO


                                 as the Seller,


                                 CITIBANK, N.A.

                                    as a Bank

                                       and


                          CITICORP NORTH AMERICA, INC.

                                  as the Agent

DOC #1178917/6.1

                                                 [Parallel Purchase Commitment]

                                TABLE OF CONTENTS

         Section                                                         Page
         -------                                                         ----


                                    ARTICLE I

DEFINITIONS.............................................................. 1

         SECTION 1.01.  Certain Defined Terms............................ 1
         SECTION 1.02.  Accounting and Other Terms....................... 6

                                   ARTICLE II

AMOUNTS AND TERMS OF THE PURCHASES;
CONDITIONS OF PURCHASES..................................................19

         SECTION 2.01.  Commitment....................................... 6
         SECTION 2.02.  Making Purchases................................. 7
         SECTION 2.03.  through
         SECTION 2.04.  Incorporation by Reference....................... 8
         SECTION 2.05.  Fees............................................. 8
         SECTION 2.06.  through
         SECTION 2.07. Incorporation by Reference........................ 8
         SECTION 2.08.  Increased Costs.................................. 8
         SECTION 2.09.  Additional Yield on Receivable Interests
                  Bearing a Eurodollar Rate.............................. 9
         SECTION 2.10.  Incorporation by Reference.......................10
         SECTION 2.11.  Conditions Precedent.............................10
         SECTION 2.12.  Conditions Precedent to All Purchases and
                                    Reinvestments........................11

                                   ARTICLE III

REPRESENTATIONS AND WARRANTIES...........................................12

         SECTION 3.01.  Representations and Warranties...................12


DOC #1178917/6.1
                                        i

                                                 [Parallel Purchase Commitment]
                                   ARTICLE IV

COVENANTS................................................................12

         SECTION 4.01.  Covenants of the Seller..........................12

                                    ARTICLE V

INDEMNIFICATION..........................................................13

         SECTION 5.01.  Indemnities by the Seller........................13

                                   ARTICLE VI

EVENTS OF TERMINATION....................................................15

         SECTION 6.01.  Events of Termination............................15

                                   ARTICLE VII

MISCELLANEOUS............................................................18

         SECTION 7.01.  Amendments, Etc..................................18
         SECTION 7.02.  Notices, Etc.....................................19
         SECTION 7.03.  CNAI and Affiliates..............................19
         SECTION 7.04.  Assignability....................................19
         SECTION 7.05.  Costs, Expenses and Taxes........................20
         SECTION 7.06.  Confidentiality..................................20
         SECTION 7.07.  Execution of Documents by Agent..................21
         SECTION 7.08.  Governing Law....................................21
         SECTION 7.09.  Execution in Counterparts........................21
         SECTION 7.10.  Survival of Termination..........................22




DOC #1178917/6.1
                                       ii

                              AMENDED AND RESTATED
                           COLLECTION AGENT AGREEMENT


                  COLLECTION AGENT AGREEMENT, dated as of May 20, 1996, between Public Service Company of New Mexico, a New Mexico corporation, individually (the "Seller") and as collection agent (the "Collection Agent"), and Citicorp North America, Inc., a Delaware corporation (the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Seller and the Agent are parties to (i) the Amended and Restated Receivables Purchase Agreement, dated as of May 20, 1996, with Corporate Receivables Corporation, a California corporation (an "Investor") and (ii) the Amended and Restated Receivables Purchase Agreement, dated as of May 20, 1996, with Citibank, N.A., a national banking association ("Citibank") (collectively, the "Agreements").

                  WHEREAS, the Seller and the Agent are parties to that certain Collection Agent Agreement, dated as of December 21, 1993 (the "Original
Collection Agent Agreement"), pursuant to which Seller agreed to serve as Collection Agent on the terms set forth in the Original Collection Agent Agreement.

                  WHEREAS, it is a condition precedent to the execution and delivery of the Agreements that the parties hereto enter into this Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other consideration, the receipt of which is hereby acknowledged, the parties agree as follows:


                                        1

DOC #1180048.NY

                  SECTION 1. Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Agreements.

                  SECTION 2. Designation of Collection Agent. The servicing, administration and collection of the Pool Receivables shall be conducted by the Collection Agent so designated hereunder from time to time. Until the Agent gives notice to the Seller of the designation of a new Collection Agent, the Seller is hereby designated as, and hereby agrees to perform the duties and obligations of, the Collection Agent pursuant to the terms hereof and of each Agreement. The Agent at any time may designate as Collection Agent any Person (including itself) to succeed the Seller or any successor Collection Agent, if such Person shall consent and agree to the terms hereof. The Collection Agent may, with the prior consent of the Agent, subcontract with any other Person for the servicing, administration or collection of the Pool Receivables. Any such subcontract shall not affect the Collection Agent's liability for performance of its duties and obligations pursuant to the terms hereof.

                  SECTION 3. Duties of Collection Agent. (a) The Collection Agent shall take or cause to be taken all such actions as may be necessary or advisable to collect each Pool Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. The Seller and the Agent hereby appoint the Collection Agent, from time to time designated pursuant to Section 2 hereof, as agent for themselves and for the Investors and the Banks to enforce their respective rights and interests in the Pool Receivables, the Related Security and the related Contracts.

                  (b) The Collection Agent shall administer the Collections in accordance with the procedures described in Section 2.04 of each Agreement. The Collection Agent also shall perform the other obligations of the "Collection Agent" set forth in each Agreement.


                                        2

DOC #1180048.NY

                  (c) If no Event of Termination or event that but for notice or lapse of time or both would constitute an Event of Termination shall have occurred and be continuing, the Seller, while it is the Collection Agent, may, in accordance with the Credit and Collection Policy, extend the maturity or adjust the Outstanding Balance of any Defaulted Receivable as the Seller deems appropriate to maximize Collections thereof.

                  (d) The Collection Agent shall hold in trust and, upon request of the Agent, shall legend appropriately for the Seller and each Investor and each Bank, in accordance with their respective interests, all computer tapes or disks and other documents or instruments that evidence or relate to Pool Receivables.

                  (e) The Collection Agent shall, as soon as practicable following receipt, turn over to the Seller any cash collections or other cash proceeds received with respect to Receivables not constituting Pool Receivables.

                  (f) The Collection Agent shall, from time to time at the request of the Agent, furnish to the Agent (promptly after any such request) a calculation of the amounts set aside for the Investor and the Banks pursuant to
Section 2.04 of the Agreements.

                  (g) Prior to the 20th day of each month, the Collection Agent shall prepare and forward to the Agent a Seller Report relating to the Receivable Interests outstanding as of the last day of the immediately preceding month, together with an analysis of the aging of Pool Receivables.

                  (h) As soon as available and in any event within 120 days after the end of each fiscal year of the Seller, the Collection Agent shall deliver to the Agent a written report describing certain agreed upon procedures conducted by the Seller's independent public accountants with respect to the Pool Receivables and the Credit and Collection Policy on a scope and in a form reasonably requested by the Agent.


                                        3

DOC #1180048.NY

                  SECTION 4. Certain Rights of the Agent. (a) The Agent may notify the Obligors of Receivables, at any time and at the Seller's expense, of the ownership of such Receivables under the Agreements.

                  (b) At any time following the designation of a Collection Agent other than the Seller pursuant to Section 2:

                           (i) The Agent may direct the Obligors of Pool Receivables that all payments thereunder be made directly to the Agent or its designee.

                           (ii) The Seller shall,  at the Agent's request and at
                  the Seller's expense, notify each Obligor of Pool Receivables of the ownership of Receivable Interests under the Agreements and direct that payments be made directly to the Agent or its designee.

                           (iii) The Seller shall, at the Agent's request and at
                  the Seller's expense, (A) assemble all of the documents, instruments and other records (including, without limitation, computer tapes and disks) that evidence or relate to the Pool Receivables, and the related Contracts and Related Security, or that are otherwise necessary or desirable to collect the Pool Receivables, and shall make the same available to the Agent at a place selected by the Agent or its designee, and
                  (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Pool Receivables in a manner acceptable to the Agent and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Agent or its designee.

                           (iv) Subject to applicable  law and  regulation,  the
                  Seller authorizes the Agent to take any and all steps in the Seller's name and on behalf of the Seller that are necessary or desirable, in the determination of the Agent, to collect


                                        4

DOC #1180048.NY
                  amounts due under the Pool Receivables, including, without limitation, endorsing the Seller's name on checks and other instruments representing Collections of Pool Receivables and enforcing the Pool Receivables and the Related Security and related Contracts.

                  SECTION 5. Further Assurances. (a) The Seller agrees from time to time, at its expense, promptly to execute and deliver all further instruments and documents, and to take all further actions, that may be necessary or desirable, or that the Agent may reasonably request, to perfect, protect or more fully evidence the Receivable Interests purchased under the Agreements, or to enable the Investor and the Banks or the Agent to exercise and enforce their respective rights and remedies hereunder or under the Agreements. Without limiting the foregoing, the Seller will, upon the request of the Agent, (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments and documents, that may be necessary or desirable, or that the Agent may reasonably request, to perfect, protect or evidence such Receivable Interests; (ii) mark conspicuously each invoice evidencing each Pool Receivable and the related Contract with a legend, acceptable to the Agent, evidencing that Receivable Interests therein have been sold; and (iii) mark its master data processing records evidencing such Pool Receivables and related Contracts with such a legend.

                  (b) The Seller authorizes the Agent to file financing or continuation statements, and amendments thereto and assignments thereof, relating to the Pool Receivables and the Related Security, the related Contracts and the Collections with respect thereto without the signature of the Seller where permitted by law. A photocopy or other reproduction of the applicable Agreement and this Amended and Restated Collection Agent Agreement shall be sufficient as a financing statement where permitted by law.

                  SECTION 6. Collection Agent Fee. The Collection Agent shall be paid a collection agent fee of 1% per annum on the average daily Capital of each Receivable Interest, from the date of purchase of such Receivable Interest until

                                        5

DOC #1180048.NY
the later of the Termination Date for such Receivable Interest or the date on which such Capital is reduced to zero, payable on the last day of each Settlement Period for such Receivable Interest. Upon three Business Days' notice to the Agent, the Collection Agent (if not the Seller or its designee) may elect to be paid, as such fee, another percentage per annum on the average daily Capital of such Receivable Interest, but in no event in excess for all Receivable Interests relating to a single Receivables Pool of 110% of the reasonable costs and expenses of the Collection Agent in administering and collecting the Receivables in such Receivables Pool. The collection agent fee shall be payable only from Collections pursuant to, and subject to the priority of payment set forth in, Section 2.04 of each Agreement.

                  SECTION 7. Confidentiality. (a) Unless otherwise required by applicable law or regulation, the Collection Agent agrees to maintain the confidentiality of the Agreements and this Amended and Restated Collection Agent Agreement (and all drafts thereof) in communications with third parties and otherwise; provided that they may be disclosed to (i) third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Agent, and
(ii) the Collection Agent's legal counsel and auditors if they agree (which they may do orally) to hold it confidential.

                  (b) The Collection Agent also agrees to maintain the confidentiality of any information it receives from the Seller, its agents, affiliates or representatives in connection with the Agreements and this Amended and Restated Collection Agent Agreement or any audit or otherwise (the "Confidential Information"); provided, however, that there shall be no obligation of confidentiality in respect of any Confidential Information which may be generally available to the public.


                  SECTION 8. Rights and Remedies. (a) If the Collection Agent fails to perform any of its obligations hereunder or under the Agreements, the

                                        6

DOC #1180048.NY

Agent may (but shall not be required to) itself perform, or cause performance of, such obligation; and the Agent's costs and expenses incurred in connection therewith shall be payable by the Seller (if the Collection Agent that fails to perform is the Seller or its designee).

                  (b) The exercise by the Agent on behalf of the Investor and the Banks of their rights hereunder and under the Agreements shall not release the Collection Agent or the Seller from any of their duties or obligations with respect to any Pool Receivables or under the related Contracts. Neither the Agent, the Banks nor the Investor shall have any obligation or liability with respect to any Pool Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of the Seller thereunder.

                  (c) The Seller shall perform its obligations under the Contracts related to the Pool Receivables to the same extent as if Receivable Interests had not been sold.

                  (d)  The   Investor   and  the  Banks  shall  be  third  party
beneficiaries of this Amended and Restated Collection Agent Agreement.

                  SECTION 9. Term of Agreement. The term of this Amended and Restated Collection Agent Agreement shall be coterminous with the Agreements unless earlier terminated upon notice by any party hereto. Upon termination of this Amended and Restated Collection Agent Agreement, the Collection Agent shall remit all funds then held by it to the parties as required by Section 2.04 of the Agreements.

                  SECTION 10. Execution in Counterparts. This Amended and Restated Collection Agent Agreement may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


                                        7

DOC #1180048.NY

                  SECTION 11. Amendments. The provisions of this Amended and Restated Collection Agent Agreement may be supplemented, modified or amended only by written instrument signed on behalf of the parties hereto by their duly authorized officers.

                  SECTION 12. Waivers, Consents and Approvals. No party hereto shall be deemed to have consented to, approved or waived any matter under this Amended and Restated Collection Agent Agreement, unless any purported consent, approval or waiver is expressly set forth in writing and signed by the party giving the consent, approval or waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right or be construed as a waiver to or of any other breach of the same or any other covenant, condition or duty.

                  SECTION 13. Notices, Etc. (a) Except when telephone communications are expressly authorized in this Agreement, all demands, notices and communications hereunder shall be in writing (which shall include electronic transmission), shall be personally delivered, express couriered, electronically transmitted (in which case a hard copy shall also be sent by regular mail) or mailed by registered or certified mail and shall, unless otherwise expressly provided herein, be effective when received at the address specified on the signature page hereof or at such other address as shall be specified in a notice furnished hereunder.

                  SECTION 14. Headings. Section headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

                  SECTION 15. No Third Party Rights. Nothing expressed or implied herein is intended or shall be construed to confer upon or to give to any person, firm or corporation, other than the parties hereto or as specified

                                        8

DOC #1180048.NY
in Section 8(d), any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition hereof, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns.

                  SECTION 16. Assignability. This Agreement and the rights and obligations hereunder may not be assigned by either party without the prior written consent of the other party hereto.

                  SECTION 17. Severability. If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect and, if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

                  SECTION 18. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without giving effect to the conflict of laws principles thereof.


                                        9

DOC #1180048.NY

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER:                             PUBLIC SERVICE COMPANY OF NEW MEXICO,
                                    Individually and as Collection Agent



                                    By _______________________________
                                       Name:
                                       Title:

                                    Alvarado Square
                                    Albuquerque, NM 87158
                                    Attn: Treasurer
                                    Facsimile No: (505)848-2369




AGENT:                              CITICORP NORTH AMERICA, INC.



                                    By________________________________
                                            Name: Kathy S. Simmons
                                            Title:   Vice President

                                    450 Mamaroneck Avenue
                                    Harrison, NY 10528
                                    Attention:  Corporate Asset Funding
                                    Facsimile No:  (914) 899-7890

DOC #1180048.NY